Rule 497(e)
Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

FT Vest S&P 500® Dividend Aristocrats Target Income ETF®

(the “Fund”)

Supplement To the Fund’s Prospectus

April 22, 2024

Notwithstanding anything to the contrary in the Fund’s prospectus, the first sentence of the second paragraph of the section entitled “Summary Information – Principal Investment Strategies” is replaced in its entirety with the following:

The Index is a rules-based buy-write index designed with the primary goal of generating an annualized level of income from stock dividends and option premiums that is approximately 8% over the annual dividend yield of the S&P 500® Index and a secondary goal of generating limited capital appreciation based on the returns of the equity components of the Index.

Additionally, notwithstanding anything to the contrary in the Fund’s prospectus, the first sentence of the first paragraph of the section entitled “Additional Information on the Fund's Investment Objective and Strategies – Cboe S&P 500® Dividend Aristocrats Target Income Index Monthly Series” is replaced in its entirety with the following:

The Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Cboe S&P 500® Dividend Aristocrats Target Income Index Monthly Series, which is designed with the primary goal of generating an annualized level of income from stock dividends and option premiums that is approximately 8% over the annual dividend yield of the S&P 500® Index and a secondary goal of generating limited capital appreciation based on the returns of the equity components of the Index.

Please Keep this Supplement with your Fund Prospectus for Future Reference